SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 25, 2000

                               MEDIAX CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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         (State or Other Jurisdiction of Incorporation or Organization)


                                     0-23780
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                            (Commission File Number)

                                   84-1107138
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                        (IRS Employer Identification No.)

            8522 National Boulevard, Suite 110, Culver City, CA 90232
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               (Address of Principal Executive Offices)       (Zip Code)

                                 (310) 815-8002
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               Registrant's Telephone Number, Including Area Code

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Item 5. Other Events

On April 25, 2000, MediaX Corporation ("MediaX") entered into a Common Stock Purchase Agreement with AMRO International, S.A. ("AMRO") in which AMRO purchased $500,000 of MediaX common stock and received certain registration rights. The transaction documents are attached hereto as Exhibit 10.1. Further, on April 26, 2000, MediaX entered into a Private Equity Line of Credit Agreement with Villabeach Investments Limited ("Villabeach") in which Villabeach agreed to purchase up to $6,000,000 MediaX common stock and received certain registration rights and a stock purchase warrant covering 100,000 shares of MediaX common stock. The transaction documents are attached hereto as Exhibit 10.2.

                                   SIGNATURES

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 9, 2000                   MediaX Corporation

                                        By:  /s/  Nancy Poertner
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                                        Name:     Nancy Poertner
                                        Title:    President

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                                  Exhibit Index

10.1 Common Stock Purchase Agreement between MediaX Corporation and AMRO International, S.A.

10.2 Private Equity Line of Credit Agreement between MediaX Corporation and Villabeach Investments Limited